UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2011

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan	48106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 14, 2011, Aastrom Biosciences, Inc. (the “Company”) presented 12-month final data from the RESTORE-CLI Phase 2 clinical trial of ixmyelocel-T in the treatment of critical limb ischemia patients with no revascularization options.  The results were presented by William Marston, M.D., chief, Division of Vascular Surgery, and professor, Department of Surgery, University of North Carolina, in an oral presentation at the 2011 American Heart Association Scientific Sessions in Orlando, FL, a copy of which is furnished herewith as Exhibit 99.1.

Item 8.01.  Other Events..

On November 14, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1.           Slide presentation dated November 14, 2011

Exhibit 99.2.           Press release dated November 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: November 14, 2011	By:	/s/ TIMOTHY M. MAYLEBEN
Name: Timothy M. Mayleben
Title: Chief Executive Officer and President

Exhibit Index

99.1         Slide presentation dated November 14, 2011

99.2         Press release dated November 14, 2011